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                                                                 Exhibit 10.19.1
[LOGO OF GOVERNMENT OF CANADA APPEARS HERE]

                                                    WD Project No.: A-91-WD-0183
                                                                       Amendment

                                                                    May 29, 1996

Mr. Ben Dulley
New Era Systems Services Ltd. and
  Interlink Computer Sciences, Inc.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated April 2, 1992 as amended June 22, 1992, December 14, 1992, September 13, 1993 and June 12, 1995 and January 11, 1996.

This amendment replaces subsection 5.01(a)(ii) of our amended Agreement as follows:

From: "The Recipient agrees not to repay shareholders loans or issue dividends until all repayment instalments have been made."

To: "Except for dividends in the amount of $231,000 paid on the redemption of the Class "A" preferred shares of New Era Systems Services Ltd., the Recipient agrees not to repay shareholders loans or issue dividends until all repayment instalments have been made."

All other terms and conditions of the amended Agreement remain in effect for the project duration.

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

This letter will also acknowledge the following:

                                                                           .../2

[LOGO OF CANADA APPEARS HERE]

                                                    WD Project No.: A-91-WD-0183
                                                                       Amendment

                                      - 2 -


1. The total number of New Era Systems Services Ltd. Class "A" Common shares owned by Interlink Computer Sciences Inc. is 234,065 rather than 234,064 as indicated in our letter dated January 11, 1996.

2. Annual consolidated financial statements of Interlink Computer Sciences Inc. and annual reviewed financial statements of New Era Systems Services Ltd. will satisfy the annual financial statement reporting requirements of subsection 6.02 providing they are submitted within four
        (4) months of each of the company's fiscal year ends. The Recipients however, will still be required to provide interim financial statements upon request and may be required to provide audited financial statements if requested by the Minister.

If you are in agreement with this Letter of Amendment, please have an authorized officer of New Era Systems Services Ltd. and Interlink Computer Sciences Inc. each sign the second copy of the amendment where indicated and return it to this office.

Yours sincerely,


/s/ David Alton

David Alton
Director General
Program Implementation
Alberta Region

NEW ERA SYSTEMS SERVICES LTD.     INTERLINK COMPUTER SCIENCES, INC.

/s/ [SIGNATURE APPEARS HERE]      /s/  [SIGNATURE APPEARS HERE]
- -----------------------------     ------------------------------
Signature                         Signature

                     (Seal)                            (Seal)

   31 May 96                        June 10, 1996
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Date                               Date